UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2020

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 15, 2020, Dr. James A. Hayward, Ph.D., Sc.D., President and Chief Executive Officer of Applied DNA Sciences, Inc. (“Applied DNA”), presented at H.C. Wainwright & Co.’s 22nd Annual Global Investment Conference. A webcast of Dr. Hayward’s presentation is available in the “IR Calendar” section on the Investor Relations page of the Applied DNA website at adnas.com and will be archived for 90 days. Applied DNA provided an update on, among other things, its joint development of potential DNA-based vaccine candidates against SARS-CoV-2, including its entry into an animal clinical trial agreement with respect to application of one vaccine candidate to cats. If Applied DNA’s animal clinical trial is successful, it would still have to file an Investigational New Drug Application with the U.S. Food and Drug Administration (the “FDA”) which must be approved before human clinical trials could begin. There is no guarantee that Applied DNA will ever be successful in obtaining regulatory clearance or approval for any product that incorporates its products or technology.

The information in Item 7.01 of this Current Report on Form 8-K, including the webcast and presentation materials referenced, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements contained herein or made at the conference, including in presentation materials, may be “forward-looking” in nature within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements describe Applied DNA’s future plans, projections, strategies and expectations, and are based on assumptions and involve a number of risks and uncertainties, many of which are beyond the control of Applied DNA. Actual results could differ materially from those projected due to the possibility of a failure to make timely payment on its outstanding secured convertible notes and resulting enforcement by noteholders of remedies on collateral which includes substantially all of Applied DNA’s assets, its history of net losses, limited financial resources, limited market acceptance, the uncertainties inherent in research and development, future clinical data and analysis, including whether any of Applied DNA’s or its partners’ diagnostic candidates will advance further in the preclinical research or clinical trial process, including receiving clearance from the FDA or equivalent foreign regulatory agencies to conduct clinical trials and whether and when, if at all, they will receive final approval from the FDA or equivalent foreign regulatory agencies, the unknown outcome of any applications or requests to FDA, equivalent foreign regulatory agencies and/or the New York State Department of Health, the unknown limited duration of any EUA from the FDA, disruptions in the supply of raw materials and supplies, and various other factors detailed from time to time in Applied DNA’s SEC reports and filings, including its Annual Report on Form 10-K filed on December 12, 2019, as amended on December 16, 2019 and January 27, 2020, its subsequent quarterly reports on Form 10-Q filed on February 6, 2020, May 14, 2020 and August 6, 2020, and other reports it files with the SEC, which are available at www.sec.gov. Applied DNA undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless otherwise required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2020	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer